                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: OCTOBER 15, 2001
                        (DATE OF EARLIEST EVENT REPORTED)


                         COMMISSION FILE NUMBER 1-12202


                         NORTHERN BORDER PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                      DELAWARE                     93-1120873
           (STATE OR OTHER JURISDICTION OF      (I.R.S. EMPLOYER
           INCORPORATION OR ORGANIZATION)    IDENTIFICATION NUMBER)



                   ENRON BUILDING
                  1400 SMITH STREET
                   HOUSTON, TEXAS                      77002
                (ADDRESS OF PRINCIPAL               (ZIP CODE)
                 EXECUTIVE OFFICES)


                                 (713) 853-6161
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

ITEM 5.     OTHER EVENTS

                         PUBLIC OFFERING OF COMMON UNITS

      Northern Border Partners, L.P. (the "Partnership") is filing this Current Report on Form 8-K in connection with the public offering (the "Offering") of 287,096 common units representing limited partner interests in the Partnership by Cub Investment, LLC and Haddington/Chase Energy Partners (Bear Paw) LP (the "Selling Unitholders"). The Offering of such common units is under the Partnership's shelf registration statement on Form S-3 (Registration No. 333-63566) (the "Registration Statement"), as supplemented by the Prospectus Supplement dated October 15, 2001 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933. The Underwriting Agreement dated October 15, 2001 among the Partnership, Northern Border Intermediate Limited Partnership, the Selling Unitholders and UBS Warburg LLC and the opinion of Vinson & Elkins L.L.P. attached as exhibits hereto relate to the Offering, and are being filed as exhibits hereto in lieu of filing them as exhibits to the Registration Statement by means of a post-effective amendment thereto. Instead, upon filing, this Current Report on Form 8-K is incorporated by reference into the Registration Statement.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (C)   EXHIBITS

                  1     --    Underwriting Agreement dated October 15, 2001
                              among Northern Border Partners, L.P., Northern
                              Border Intermediate Limited Partnership, the
                              Selling Unitholders and UBS Warburg LLC.

                  8     --    Opinion of Vinson & Elkins L.L.P. as to certain
                              tax matters.

                  23    --    Consent of Vinson & Elkins L.L.P. (included in
                              Exhibit 8).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NORTHERN BORDER PARTNERS, L.P.
                                          (A Delaware Limited Partnership)

                                          By:   /s/ Jerry L. Peters
                                                ------------------------------
                                                Jerry L. Peters
                                                Chief Financial and
                                                Accounting Officer

Date:  October 15, 2001

                                  EXHIBIT INDEX



Exhibit No.
-----------

     1     --     Underwriting Agreement dated October 15, 2001 among
                  Northern Border Partners, L.P., Northern Border
                  Intermediate Limited Partnership, the Selling Unitholders and UBS Warburg LLC.

     8     --     Opinion of Vinson & Elkins L.L.P. as to certain tax matters.

    23     --     Consent of Vinson & Elkins L.L.P. (included in Exhibit 8).